PROPERTY, PLANT AND EQUIPMENT, NET (DETAILS) - USD ($) $ in Thousands	Mar. 31, 2015	Mar. 31, 2014
At cost:
Machinery and equipment	$ 12,027	$ 11,933
Furniture and fixtures	441	437
Leasehold improvements	493	483
Motor vehicles	87	87
Total	13,048	12,940
Less: Accumulated depreciation and impairment	(11,954)	(11,727)
Property, plant and equipment, net	$ 1,094	$ 1,213